EXHIBIT 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 18, 2000 relating to the financial statements of Heritage Financial Services, Inc. appearing in Old National Bancorp's current Report on Form 8-K filed April 19, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



                                                  /s/ HEATHCOTT & MULLALY, P.C.
                                                  -----------------------------
                                                      Heathcott & Mullaly, P.C.

    Brentwood, Tennessee
    October 3, 2000